TRANSAMERICA IDEX MUTUAL FUNDS

Supplement dated April 11, 2006 to the Prospectus dated March 1, 2006

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TA IDEX American Century International

At a recent meeting of the Board of Trustees of Transamerica IDEX Mutual Funds, the Board approved the restructuring of TA IDEX American Century International to TA IDEX MFS International Equity, effective on or about July 1, 2006. The restructuring will include: 1) a sub-adviser change from American Century Global Investment Management, Inc. to MFS Investment Management; and 2) a name change of the fund from TA IDEX American Century International to TA IDEX MFS International Equity. The fee structure will remain the same. Shareholder approval is not required, but an Information Statement will be mailed to shareholders within 90 days of entering into a sub-advisory agreement with MFS Investment Management.

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Investors Should Retain This Supplement For Future Use